Exhibit 32-B

Certification of Chief Financial Officer

Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of The Sarbanes-Oxley Act of 2002

I, Jeffery P. Howells, Executive Vice President and Chief Financial Officer of Tech Data Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

(i)	The Quarterly Report on Form 10-Q of Tech Data Corporation for the quarter ended October 31, 2012, (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 28, 2012

/S/ JEFFERY P. HOWELLS
Jeffery P. Howells
Executive Vice President and
Chief Financial Officer